Principal Life Insurance Company

Supplement dated September 8, 2026
to the Prospectus dated May 1, 2026, for
Principal® Strategic Outcomes

This supplement updates information contained in the Prospectus for the above-referenced registered index-linked annuity contract (the “Contract”) issued by Principal Life Insurance Company. Terms not otherwise defined in this supplement have the same meanings as in the Prospectus. Please retain this supplement for future reference.

Changes to State Variations
The purpose of this supplement is to remove previously disclosed restrictions on the availability of Index-Linked Segment Options in Delaware, Minnesota, Montana, and Virginia and to remove previously disclosed restrictions on the availability of the Annual Step-Up Death Benefit Rider in Minnesota, Montana, and Virginia.

Effective September 15, 2026, for new and existing Contracts in Minnesota, Montana, and Virginia, the following Index-Linked Segment Options will be available (subject to any other limitations on availability):
•The Index-Linked Segment Options linked to the S&P MidCap 400® Index.
•The Index-Linked Segment Option with a 100% Buffer.
Effective September 15, 2026, for new and existing Contracts in Delaware, Minnesota, Montana, and Virginia, the following Index-Linked Segment Option will be available (subject to any other limitations on availability):
•The Point-to-Point, MSCI EAFE Price Return Index, Participation Rate and Cap Rate, 6-year Segment Term, 10% Buffer.
Effective September 15, 2026, for new Contracts in Minnesota, Montana, and Virginia, the following rider will be available (subject to any other limitations on availability):
•The Annual Step-Up Death Benefit Rider
As of the effective date of these changes, in the table under Appendix C – State Variations, stated restrictions on the availability of the Index-Linked Segment Options and the Annual Step-Up Death Benefit Rider in the specified states previously noted above are deleted.
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Classification: Internal Use